Exhibit 99.1

©MagneGas Corporation Fuel for Tomorrow June 2015

©MagneGas Corporation Disclaimer Forward looking statements 2 ▪ This presentation includes forward - looking statements within the meaning of Section 27 - A of the Securities Act of 1933 , and Section 21 - E of the Securities Exchange Act of 1934 . ▪ Such statements include declarations regarding the intent, belief, or current expectations of the company and its management . ▪ Prospective investors are cautioned that any such forward - looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company’s Reports . ▪ Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated . Cautionary Statement Regarding Forward - Looking Statements

©MagneGas Corporation 3

©MagneGas Corporation MagneGas TM Power Plant 4

©MagneGas Corporation Why Invest in MagneGas 5 ▪ Solid IP Portfolio: 8 patents, 5 pending ▪ MagneGas ’ product is faster, cheaper, cleaner and hotter ▪ MagneGas2 shown to cut metal 38% faster than acetylene (current standard for industrial metal cutting) ▪ Total market size is over $5 billion ▪ Proven product with meaningful client wins : U.S . Navy, NYC Fire Department, Central Florida Fire Department, Major Utilities ▪ Disruptive technology with potential to reshape the coal industry ▪ Scalable , high margin business model

©MagneGas Corporation Plasma Arc Through™ How Is It Better? 6 ▪ Submerged gasification ▪ Gas is ready to use ▪ Inherently more efficient ▪ Only Electricity, Liquid and Electrodes are Needed ▪ Smaller Mobile Units ▪ Liquid Flows Through Electrodes Plasma Arc Through™ recycler units come in a range of sizes and through - put capacities and are built to fit flatbed trailers allowing for simple transportation and a small installed footprint

©MagneGas Corporation EPA Laboratory Combustion Results 7 Element Gasoline 2 Natural Gas 1 EPA Standards Hydro - carbons (gm/mil) 0.026 0.234 0.380 0.41 Carbon Monoxide (gm/mil) 0.262 1.965 5.494 3.40 Nitrogen Oxides (gm/mil) 0.281 0.247 .732 1.00 Carbon Dioxide (gm/mil) 235 458 464 No EPA standard Oxygen 9% - 12% 0.5% - 0.7% 0.5% - 0.7% No EPA standard 1. The data was obtained using a Honda Civic adapted to run on natural gas or MagneGas TM without catalytic converter . 2. The data was obtained using a Honda Civic adapted to run on natural gas or Magnegas TM without catalytic converter . .

Independent Verifications

Metal Cutting



The very high flame temperature of MagneGas was independently by the City College of New York at 10,500 F or 5,800 C

Sterilization





Sterilization Confirmed:

- Sewage & Sludge
- Livestock Blood
- Leachates
- EU Confirmed
- EPA Verification

Co-Combustion (in progress)





MagneGas is seeking independent verification from two reference organization in Coal Power and Diesel markets

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©MagneGas Corporation Three Targeted Industries 9 * Based on analysis conducted in the USA and with MagneGas partners in Australia and Europe Value Proposition Market Segments MagneGas sterilizes quickly and efficiently using Plasma Arc Through™ technology MagneGas has many benefits over existing fuels and a safer production process to replace acetylene Waste Water Treatment Industrial Gas The high flame temperature of MagneGas burns existing fuels cleaner through co - combustion* Electric Utilities and Co - Combustion

©MagneGas Corporation Industrial Gas 10 ▪ It’s Less Expensive ▪ Acetylene costs have risen 50 - 60% over the last 5 years 1 ▪ It’s Faster ▪ BTUs directed, not dispersed – target area heats more quickly ▪ It’s Cleaner ▪ Company believes it burns cleaner than competitive industrial gases ▪ Its Hotter ▪ Measured 10,500F / 5,800C degree flame temperature 2 Note 1: Price increase estimate according to J&M Acetylene Manufacturing Co . Note 2: Flame temperature independently verified by City College of New York High Flame Temperature and Very Low Emissions Provide MagneGas with Several Key Advantages Over Competitive Industrial Gases Including Safety and Efficiency when Compared with Acetylene Attribute Acetylene Slag Significant Little to None Top Edge Rollover Significant None Soot Significant None Noxious/Harmful Fumes Significant Hazard Minimal (Yields 12% Oxygen) Pooling if Leaked Significant Hazard None (Lighter than Air) Heat Affected Zone Wide Narrow Useable Gas in Cylinder 80% 100% Market Opportunity: $5+ Billion

Recent Customer Wins and Validation

- US Navy purchases first order of MagneGas®
- Fire Department of New York Approves MagneGas ®
- Global automotive industry supplier request immediate supply of MagneGas®
- Major cement company in the U.S. has approved MagneGas®
- Major waste to energy company with 51 facilities requested formal testing of MagneGas® as an immediate replacement to acetylene
- One of the largest transportation companies in the United States will be using MagneGas® in its railway division for repairs and construction.
- Central Florida Fire Rescue Department successfully completed testing.

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©MagneGas Corporation Sterilization Business Line 12 ▪ High volume of liquid sterilized in Sterilization mode ▪ Complete elimination of small quantity liquid in Gasification Mode ▪ Space savings over existing methods of treatment ▪ A versatile syngas and sterilized water are the results of the gasification process MagneGas’ First Business Line Uses Heat from the Plasma Arc System to Gasify or Sterilize Liquid Wastes

©MagneGas Corporation Results from Recent US Testing 13 • MagneGas Corp recently tested swine manure to confirm sterilization • Results of the recent Swine Manure Sterilization trials meet Rule 503.32 requirements making swine manure suitable for Class A treatment

©MagneGas Corporation Electric Utilities and Co - Combustion 14 The high flame temperature of MagneGas burns existing fuels cleaner through co - combustion* Electric Utilities & Co - Combustion Value Proposition Market Segment • MagneGas fuel has a very high combustion flame temperature of 10 , 500 F or 3 , 800 C . • The higher the temperature, the more complete the combustion of the fuel and the cleaner the emissions . • Ability to inject MagneGas into any form of fossil fuel as a catalyst to improve combustion . • Independent verification underway from two reference organizations in Coal Power and Diesel markets .

Co-Combustion

Advantages

- CO_2 is Reduced 30-40%
- Heat is Increased 50-100%
- Nox & CO Reduced 50-90%
- Particulates Almost Eliminated

Value Proposition

- High flame temperature of MagneGas when utilized in the co-combustion vertical unlocks **greater energy creation potential** with **fewer emission** from hydrocarbon fuels

Financial Upside

- Estimated $4 million of annual revenue per coal fired plant converted to MagneGas[1]
- Mgmt estimates a total market of 547 coal fired power plants in USA alone

MagneGas Co-Combustion


Energy
Waste Emissions
Power Plant
OIL
MagneGas
Fuel

1. Based on EU Carbon Pricing and on results with Magnegas partner in Australia.

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©MagneGas Corporation Co - Combustion 16 *MagneGas is working with several technology partners world - wide to verify and commercialize co - combustion. Results based on da ta received from Magnegas partner in Australia Electricity Generation* Coal Coal & Oxygen 11% 13 % Carbon Dioxide (CO 2 ) 15% 9% (40%) Carbon Monoxide (CO) 58 ppm 28 ppm (52%) Nitrous Oxides (NO x ) 160 ppm 46 ppm (71%) Stack temp 371 C 700 F 3,000 C 5,400 F Diesel Power* Diesel Diesel & Oxygen 18% 21 % Carbon Dioxide (CO 2 ) 3% 1% (66%) Carbon Monoxide (CO) 664 pm 57 ppm (91%) Nitrous Oxides (NO x ) 148 ppm 10 ppm (93%) Exhaust temp 89C 192F 23C 73F

©MagneGas Corporation Coal Co - Combustion December Testing 17 Heating Phase Initial Combustion MagneGas Co - Combustion

MagneGas' Recent Business Catalysts

Magnegas purchases Gas Distributor

- Local Florida gas distributor been in business over 20 years
- Company expected to generated $2M revenue 2015
- Will allow platform for expansion

"Given that a key objective of the US Navy is to reduce secondary smoke from their metal cutting applications we are confident that MagneGas will perform very well in this final phase" – Jack Armstrong, EVP Operations, MagneGas

MagneGas Signs Multiple Independent Industrial Gas Distributors and Customers

- MagneGas signs has distributors in Florida, Michigan, Indiana and California
- Major companies in transportation, utilities and construction have begun using MagneGas

"…there is no other gas on the planet that can cut some of these very large castings, we have found that only MagneGas can," - Project Manager at LVI

Magnegas Signs Joint Venture Major Hog Farm

- Indiana Hog Farm partners with MagneGas to develop , install technology for processing manure.
- Farm will be used a demonstration platform for global expansion.

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MagneGas' Recent Business Catalysts

Fire and Rescue Services Adopting MagneGas

- MagneGas was tested as a replacement to Acetylene, Petrogen and Plasma cutters to be used on fire trucks for and extraction
- Currently approved at the NYFD and Clearwater FD

"It is easy to use, safer than conventional fuels, and has excellent metal cutting properties. It also fits seamlessly into our green initiatives program. For those reasons we are looking forward to the use of this new innovative product," stated Special Operations Fire Chief, Kent Watts

Pursuit of Co-Combustion Emission Reduction Projects & Strategic Alliances

- Multiple concurrent projects with MagneGas business partners and approved national testing labs in progress
- Multiple internal tests world-wide show more efficient combustion and lower emissions with potential significant implications for energy industries

"…there is no other gas on the planet that can cut some of these very large castings, we have found that only MagneGas can," - Project Manager at LVI

Ramp up Efforts to Sell Equipment for Liquid Sterilization Systems

- Signed several new international brokers for equipment sales
- Working with representatives from the United Nations (Brewer Group) Held World Wide Summit with Global Partners to Develop Markets

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©MagneGas Corporation Balance Sheet 20 All Figures in US$ Quarter Ended March 31, 2015 Year Ended December 31, 2014 Assets 15,888,377 17,478,754 Cash & Short - Term Investments 4,139,699 5,061,674 Account Receivables 241,694 268,308 Inventory 2,154,551 2,164,838 Prepaid & Other Current Assets 538,134 300,065 Property & equipment, net of accumulated depreciation of $1,097,037 & $961,520, respectively 5,473,255 6,353,655 Intangible assets, net of accumulated amortization of $309,031 & $296,914, respectively 492,555 492,252 Investment in joint ventures 718,246 718,246 Security deposits 21,463 21,647 Goodwill 2,108,780 2,098,069 Liabilities & Stockholders’ Equity 15,888,377 17,478,754 Accounts payable 311,461 155,909 Accrued expenses 62,808 52,120 Deferred revenue & Customer Deposits 33,333 56,666 Note Payable 520,000 520,000 Total Stockholders’ Equity 14,960,775 16,694,059 Preferred stock: $0.001 par; 10,000,000 authorized; 1,002,000 issued & outstanding 1,002 1,002 Common stock: $0.001 par; 90,000,000 auth.; 37,414,134 & 36,691,505 issued & out., respectively 37,414 36,692 Additional paid - in capital 42,825,124 42,361,578 Accumulated deficit (27,902,765) (25,705,213)

©MagneGas Corporation Contact 21 Company Information 150 Rainville Road Tarpon Springs, FL 34689 www.MagneGas.com Contact Luisa Ingargiola , CFO MagneGas Corporation (727) - 934 - 3448 Luisa.Ingargiola@MagneGas.com